Deferred Revenue	12 Months Ended
Dec. 31, 2023
Deferred Revenue [Abstract]
Deferred Revenue

16. Deferred Revenue

Current deferred revenue included $20,127 of advances from customers (December 31, 2022 - $17,749) and $200 from the PRC government for stockpiling of H5N1 and hepatitis A vaccines (December 31, 2022 - $206). The Company’s deferred revenue balances change due to timing of advance payments received from customers and timing of delivery of products to customers.